                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 11, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  ------------

                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as specified in its Charter)


         Delaware                   000-26068                    95-4405754
         --------                   ---------                    ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
       of Incorporation)           File Number)              Identification No.)


                            500 Newport Center Drive,
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)


                                 (949) 480-8300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

ITEM 7.  EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release dated March 11, 2004 of the Registrant.


ITEM 9.  REGULATION FD DISCLOSURE.

         On March 11, 2004, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ACACIA RESEARCH CORPORATION


Date:  March 11, 2004                       By:   /S/ PAUL R. RYAN
                                                  ---------------------------
                                                  Name:  Paul R. Ryan
                                                  Title: Chairman and Chief
                                                         Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
--------------            -----------


   99.1             Press Release dated March 11, 2004, of the Registrant.